UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

COPsync, Inc.
(Name of small business in its charter)

Delaware	333-140320	98-0513637
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673 Canyon Lake, Comal County, TX	78133
(Address of principal executive offices)	(Zip Code)

830.964.3838
(Registrant's telephone number, including area code)

Global Advance Corporation
(Former Name, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

A.	Share Exchange Agreement

On April 25, 2008, the Registrant entered into a share exchange agreement and plan of Share Exchange with PostInk Technology LP ("PostInk") (the "Share Exchange Agreement"). A copy of the Share Exchange Agreement is filed as Exhibit 10.1 to this Current Report.

The transaction described in the Share Exchange Agreement is referred to in this Current Report as the "Share Exchange Agreement." A summary of the Share Exchange Transaction, as well as the material terms and conditions of the Share Exchange Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Share Exchange Agreement, which are incorporated herein by this reference.

              1.    The Parties to the Share Exchange Agreement

Global Advance Corporation, (the "Company") was incorporated in Delaware on October 23, 2006. Our principal offices are located at 2045 FM 2673, Suite 1 Canyon Lake, Comal County, Texas 78133.

We currently own the technology for a two-foot operated mouse and its prototype. The related technology including the entire rights, title and interest in, including a working prototype of, the two-foot operated mouse was acquired by us from IdeaPlus Ltd on November 28, 2006. Subsequently, on December 21, 2006 we applied for a patent for the "two-foot operated mouse" (Patent Application No: 11/614,150. The device is intended to assist those who are unable or prefer to use their feet to operate a computer by replacing a standard hand-controlled mouse device with a two-foot operated mouse which functions in the same way as a standard device, but is controlled by the user's feet.

About PostInk Technology LP

PostInk Technology LP is a Texas limited partnership having their principal offices located at 2010 FM 2673 Canyon Lake, Comal County, TX 78133.

PostInk has developed the first integrated software product COPsync, that provides a real-time, nationwide information sharing network for all law enforcement officers to identify wanted or dangerous persons in all 50 states and internationally while in the field and provides global networking capabilities (See Description of the Business below).

              2.    The Share Exchange Agreement

Pursuant to the Share Exchange Agreement, the Registrant acquired 100% of PostInk Technology LP (See Share Exchange Agreement attached as Exhibit 10.1).

              3.    The Share Exchange Consideration

Under the Share Exchange Agreement, in exchange of surrendering their ownership interest in PostInk, the PostInk Shareholders received a stock consideration and cashless warrants. The stock consideration consisted of 25,000,005 newly issued shares of the Registrant's common stock and 100,000 Series A preferred shares, which were divided among the PostInk Shareholders in accordance with their respective ownership interests in PostInk immediately before the completion Share Exchange Transaction. The cashless warrant consideration consisted of 75,000,000 warrants, again divided proportionally among the PostInk Shareholders in accordance with their respective ownership interests in PostInk immediately before the completion Share Exchange Agreement.

              4.    The Share Exchange Agreement

There was no delay between the signing of the Share Exchange Agreement and the closing of the Share Exchange Agreement, both occurred on April 25, 2008. The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the Share Exchange consideration, the process of exchanging the consideration and the effect of the Share Exchange. The Share Exchange Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Share Exchange Transaction.

              5.    Material Relationships

There were no material relationships between the Registrant or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

SECTION 2- FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

              On April 25, 2008, the Registrant entered into the Share Exchange Agreement, pursuant to which the Registrant completed the Share Exchange Transaction and acquired 100% of PostInk Technology LP. The Share Exchange was completed and closing occurred on April 25, 2008.

              In exchange for transferring PostInk to the Registrant, PostInk received stock consideration consisting of 25,000,005 newly issued shares of the Registrants common stock, 100,000 Series A preferred shares and 75,000,000 cashless warrants, which were again divided among the PostInk shareholders in accordance with their respective ownership interests in PostInk immediately before the completion Share Exchange Agreement.

              There were no material relationships between the Registrant or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

A.	Description of Business

PostInk has developed the first integrated software product, COPsync, that provides a real-time, nationwide information sharing network for all law enforcement officers to identify wanted or dangerous persons in all 50 states and internationally while in the field and provides global networking capabilities.

•	COPsync, Inc. is poised and in a unique position to become one of the fastest growing Software Technology Providers to Law Enforcement and Emergency Service professionals. COPsync, Inc. is the only Law Enforcement software provider to have full information sharing networking available to all subscribing agencies. The Law Enforcement officer of the future will be armed, in REAL TIME, with critical information necessary to protect the public and themselves.

•	COPsync, Inc. currently has over 3600+ Police Officers committed to utilize COPsync™ Software Technology on a daily basis in the performance of their duties. Beta testing is complete and COPsync™ is available for general release, as a result the number of committed officers will rapidly grow.

•	COPsync, Inc. must obtain funding to establish a favorable balance sheet to implement the existing contracts with 71 Law Enforcement agencies currently subscribed to COPsync™.

•	COPsync™ provides an innovative and open architecture software platform. Most software vendors in this space continue to maintain and support closed architecture systems with archaic methodologies related to providing information to the officer on the street and interagency information sharing.

•	Law Enforcement agencies and Associations at the Federal, State and Local levels are pushing information sharing initiatives. Global Justice XML standards were developed and have been published by the US Federal Government since 1997. To date, interoperability between Law Enforcement agencies in the United States fails to exist. This failure is directly related to software vendors that have remained focused on their existing methods of doing business including proprietary development, which does not focus on global information sharing. COPsync, Inc. will fulfill the interoperability role through the deployment of COPsync™. COPsync™ is an overlay product to existing technologies that can be deployed without jeopardizing the existing vendor relationships. COPsync, Inc.'s method of data integration will bring existing vendors into compliance with federal mandates established after 9/11.

•	COPsync, Inc. has successfully been approved to utilize government provided funding and Homeland Security funds for the integration and implementation of its technology in Law Enforcement Agencies. This is a true milestone, being that NO other software vendors in this space have qualified for Information Sharing Grants. These grants currently maintain billions of dollars to be utilized for informational sharing purposes.

•	COPsync, Inc. is poised to rapidly expand in the trillion Dollar Law Enforcement, Emergency Service and Fire District profession. This growth can be quickly realized leveraging Homeland Security grant initiatives. COPsync, Inc. will see this growth through the culmination of technology and strategic partnerships with marquee corporations such as General Dynamics, Dell, Intergraph, NavTec, CDWG, Panasonic, Lockheed Martin, Remington Arms and Tyler Technology.

•	COPsync, Inc. provides the first real-time worldwide information sharing network for Law Enforcement officers to identify criminals, communicate with other officers on a unified system, and access life saving and/or mission critical information at the point of incident via Laptop Computer or Handheld devices.

Risk Factors
Need for ongoing financing.

The Registrant will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that the Registrant will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for our services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to the Registrant. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences, or privileges that are senior to those of the Registrant's existing common stock.

Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on operating flexibility. The Registrant's failure to successfully obtain additional future funding may jeopardize the ability to continue our business and operations. If the Registrant can raise additional funds by issuing equity securities, existing stockholders may experience a dilution in their ownership. In addition, as a condition to giving additional funds, future investors may demand, and may be granted, rights superior to those of existing stockholders.

Cautionary factors that may affect future results.

The Registrant provides the following cautionary discussion of risks, uncertainties, and possible inaccurate assumptions relevant to its business and products. These are factors that could cause actual results to differ materially from expected results. Other factors besides those listed here could adversely affect the Registrant.

Potential fluctuations in quarterly operating results.

The Registrant's quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside its control, including the demand for services, seasonal trends in purchasing, the amount and timing of capital expenditures; price competition or pricing changes in the industry; technical difficulties or system downtime; general economic conditions, and economic conditions specific to the industry. The quarterly results may also be significantly impacted by the impact of the accounting treatment of acquisitions, financing transactions or other matters. Due to the foregoing factors, among others, it is likely that the operating results will fall below expectations or those of investors in some future quarter.

Lack of independent Directors.

The Registrant cannot guarantee that its board of Directors will have a majority of independent Directors in the future. In the absence of a majority of independent Directors, the executive officers, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Registrant and its stockholders generally and the controlling officers, stockholders or Directors.

Management of potential growth.

The Registrant may experience rapid growth which will place a significant strain on its managerial, operational, and financial systems resources. To accommodate its current size and manage growth, the Registrant must continue to implement and improve its financial strength and operational systems, and expand, train and manage its sales and distribution base. There is no guarantee that the Registrant will be able to effectively manage the expansion of its operations, or that its facilities, systems, procedures, or controls will be adequate to support its expanded operations. The Registrant's inability to effectively manage its future growth would have a material adverse effect.

The Registrant depends heavily on key personnel and loss of the services of one or more of its key executives or a significant portion of any prospective local management personnel could weaken the management team adversely affecting the operations.

The Registrant's success largely depends on the skills, experience and efforts of its senior management, particularly the Chief Executive Officer, Russell Chaney. Operations will also be dependent on the efforts, ability and experience of key members of the prospective local management staff. The loss of services of one or more members of the senior management or of a significant portion of any of local management staff could weaken significantly management expertise and the ability to deliver health care services efficiently. The Registrant does not maintain key man life insurance policies on any of its officers, although it intends to obtain such insurance policies in the future.

B.	Plan of Operation

              Forward Looking Statements

Much of the discussion in this Item is "forward looking" as that term is used in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Actual operations and results may materially differ from present plans and projections due to changes in economic conditions, new business opportunities, changed business conditions, and other developments. Other factors that could cause results to differ materially are described in our filings with the Securities and Exchange Commission. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

There are several factors that could cause actual results or events to differ materially from those anticipated, and include, but are not limited to general economic, financial and business conditions, changes in and compliance with governmental laws and regulations, including various state and federal environmental regulations, our ability to obtain additional financing from outside investors and/or bank and mezzanine lenders and the ability to generate sufficient revenues to cover operating losses and position the Registrant to achieve positive cash flow.

Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. We believe the information contained in this Current Report on Form 8-K to be accurate as of the date hereof. Changes may occur after that date. We will not update that information except as required by law in the normal course of our public disclosure practices.

Additionally, the following discussion regarding our financial condition and results of operations should be read in conjunction with the financial statements and related notes contained in our Form 10-KSB for the fiscal year ended December 31, 2007.

The Registrant will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that the Registrant will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on the Registrant's financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to the Registrant. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences, or privileges that are senior to those of the Registrant's existing common stock.

C.	Description of Property

              The Registrant does not own any real estate properties, instead it leases. The Registrant's executive offices are located at 2010 FM 2673, Canyon Lake, Comal County, Texas 78133.

D.	Security Ownership of Certain Beneficial Owners and Management

At the closing of the Share Exchange, the Registrant issued 25,000,005 shares of its common stock to the PostInk Shareholders. After giving effect to the Share Exchange Agreement and the forward split, there were issued and outstanding 40,986,255 shares of the Registrant's common stock.

The following tables set forth certain information, as of April 25, 2008, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each shareholder known by the Registrant to own beneficially more than five percent of the preferred stock (3) each Director of the Registrant, (4) each executive officer of the Registrant, and (5) all Directors and executive officers of the Registrant as a group:

Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Russell Chaney (CEO & Chairman)	11,231,188	27.8%
Shane Rapp (President & Director)	3,662,344	9.07%
All Directors and executive officers as a group (2 persons )	14,893,532	36.87%
All Shareholders as a group	14,893,532	36.87%

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Registrant.

There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of Directors or other matters.

E.	Directors and Executive Officers, Promoters and Control Persons

On April 25, 2008, Russell Chaney was appointed as the Registrant's Chief Executive Officer and Member of the Board of Directors nominee and Shane Rapp was appointed as President and as a Member of the Board of Directors nominee.

There are no family relationships between the Directors, executive officers, or persons nominated or chosen by the Registrant to become Directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, had or is to have a direct or indirect material interest.

Biographies

Russell Chaney - 46- Chief Executive Officer/Chairman of the Board Nominee.

As CEO of PostInk Technology, LP since March 2003, Mr. Chaney has led the company from inception to its current position as the only true nationwide Law Enforcement Information Sharing Technology. His expertise in marketing, combined with his consumer technology experience, has helped PostInk Technology, LP evolve into a leading company that will reshape the Law Enforcement profession around the world through enhanced investigative technologies.

Prior to PostInk Technology, Mr. Chaney worked with eBay, Inc. serving the eBay Motors and CARad.com division, as well as Dean of Education for the eBay Motors University. During his eBay tenure, he worked closely with the Business Development team to eliminate Automobile Dealer turnover. Mr. Chaney was instrumental in the merger of management teams between CARad.com and eBay, Inc.

Before eBay, Mr. Chaney served as CEO and Founder of CARad.com. He was responsible for the development, launch and rise of CARad.com to its status as the first eBay Motors Professional Service Provider. Through Mr. Chaney, CARad.com provided listing assistance technology to eBay Motors. He led CARad.com from inception through its successful acquisition by eBay, Inc.

From 1997 to 2000, Mr. Chaney worked with Collins Industries, Inc serving the company as a Regional Business Development Manager for the Wheeled Coach Ambulance Manufacturing Division. Mr. Chaney began his career in the Automobile Parts Manufacturing profession managing various automotive retail stores in the Houston, Texas market, then moving to the position of Territory Manager with Standard Motor Products, Inc.

Mr. Chaney started his career in Public Safety in 1983 as a volunteer Emergency Medical Technician with the Canyon Lake Volunteer Fire and EMS. After 4-years of active participation it became obvious that the next step to best serve his community would be for him to advance to State Certified Police Officer. Mr. Chaney completed his Law Enforcement training with San Antonio College in 1989 and immediately began serving his County as a Deputy Constable - where he continues to serve currently.

Mr. Chaney received a Bachelor of Science Degree - Criminal Justice - from Southwest Texas State University.

Shane Rapp -32- President & Director Nominee.

As President of PostInk Technology, LP, Mr. Rapp is responsible for the development of the PostInk Technology geared to fit a worldwide user base. He oversees strategic implementation, planning, marketing, operations, product development and business development for PostInk Technology.

Prior to joining PostInk Technology, Mr. Rapp served as Product Manager for CARad.com where he managed CARad's Texas Office and its employees. After CARad.com was acquired by eBay, Inc., he served eBay's Automobile Dealers and Software Developers as an instrumental liaison to implement technologies around the needs of the community.

Mr. Rapp was an instrumental asset to the development of CARad serving the company as Co-Founder and President. He worked directly with eBay to bring CARad and eBay together to implement an API development to seamlessly streamline the end user experience at both CARad and eBay Motors.

Mr. Rapp started his career as a Public Servant in 1996 by attending the San Antonio Police Academy graduating in 1997. He immediately began serving the citizens of Comal County, Texas as a Deputy Constable. He furthered his Law Enforcement education by obtaining a Texas Communications Officers Certification and Texas Communications Officers Supervisors Certification. In 2004 Mr. Rapp made a decision to more closely serve his community by taking the step to run for Public Office as Constable for Precinct #4. He won the election after a fierce battle from three others seeking the same office. Mr. Rapp continues to serve the Constituents of Precinct #4 as their elected constable.

F.	Executive & Director Compensation

Executive Compensation

No officer or Director received any remuneration or compensation from the Company for the fiscal year ended 2007. The Company currently has no stock option, retirement, pension, profit-sharing programs, or similar plans for the benefit of its Directors, officers or other employees.

The Company has no written employment agreements with any of its officers or Directors.

The Company anticipates that it will pay compensation to its officers and Directors in the future although no final determinations have been made as of the date hereof.

G.	Certain Relationships and Related Transactions

              Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any Director or executive officer of the Registrant, any nominee for election as a Director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

H.	Description of Securities

              Common

              As of April 25, 2008, the Company had 40,986,255 common shares issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders of the Company. As a result of the closing of the Share Exchange Agreement by and between PostInk Technology LP and the Issuer, PostInk shareholders became the owners of approximately 86.6% of the issued and outstanding common stock of the Company on a fully diluted basis.

              Preferred

              On April 6, 2008, the Company amended and restated its Articles of Incorporation to designate a "Series A Preferred Stock" also at $0.0001 par value, of which 100,000 will be designated as "Series A Preferred Stock" which will carry 750 to 1 conversion and voting rights and privileges.
I.	Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

              We currently have 40,986,255 shares of our common stock and 100,000 Series A preferred shares outstanding. Our shares of common stock are held by approximately 41 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

              The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2007 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

J.	Legal Proceedings

              This Issuer is not aware of any threatened or pending legal proceedings.

K.	Indemnification of Directors and Officers

              The Registrant will indemnify its Directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware.

SECTION 3- SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities.

A.	Issuance Pursuant to the Share Exchange Agreement

              On or about April 25, 2008, the Registrant issued 25,000,005 shares of its common stock and 100,000 Series A preferred shares to the PostInk shareholders. The shares were issued as consideration in the Share Exchange Transaction pursuant to the Share Exchange Agreement, which is described above under Item 1.01 of this Current Report.

1.	Section 4(2) of the Securities Act

The shares were issued to the PostInk Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Contributing Shareholders. Specifically, (1) the Registrant has determined that the Contributing Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant's securities; (2) the Contributing Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant's common stock; (3) the Registrant has provided the Contributing Shareholders with access to the type of information normally provided in a prospectus; (4) pursuant to the Share Exchange Agreement, the Contributing Shareholders have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of the Registrant.

Immediately prior to the completion of the Share Exchange, Beau Beau Partnership and Rocky Global Enterprises controlled the Registrant by virtue of their holdings in the Registrant's common stock. With the completion of the Share Exchange Agreement, PostInk shareholders now control the Registrant.

For information about the Merger Transaction connection therewith, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On April 17, 2008, the Registrant amended and restated its Articles of Incorporation to change its name from Global Advance Corp. to COPsync, Inc. The Company is in the process of filing an Information Statement pursuant to Section 14 of the Securities Exchange Act of 1934.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements are hereby included as part of this Current Report.

PostInk Technology LP:
Audited Financial Statements:

Balance Sheets as of December 31, 2007, and 2006
Statements of Operations for the Years Ended December 31, 2007, and 2006, and Cumulative from Inception through December 31, 2007
Statements of Partners' Capital for the Periods from Inception through December 31, 2007
Statements of Cash Flows for the Years Ended December 31, 2007, and 2006, and Cumulative from Inception through December 31, 2007

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements are hereby included as part of this Current Report.
COPsync, Inc. (formerly Global Advance Corporation)
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2007

(c) Exhibits.

10.1	Share Exchange Agreement dated April 25, 2008 by and between Global Advance Corp. and PostInk Technology LP.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized this 1st day of May, 2008.

COPsync, Inc.

 /s/ Russell Chaney
Russell Chaney
Chief Executive Officer

PostInk Technology, LP
(A Development Stage Company)

Financial Statements

December 31, 2007 and 2006

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
PostInk Technology, LP
Canyon Lake, Texas

We have audited the accompanying balance sheets of PostInk Technology, LP as of December 31, 2007, and 2006, and the related statements of operations, partners' capital, and cash flows for each of the two years in the period ended December 31, 2007, and cumulative from inception through December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the PCAOB (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PostInk Technology, LP as of December 31,2007, and 2006, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2007, and cumulative from inception through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has recorded significant losses from operations, and is dependent on financing to continue operations, which together raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
February 26, 2008.

PostInk Technology, LP
(A Development Stage Company)
Balance Sheets

ASSETS

	December 31,
	2007	2006

CURRENT ASSETS

Cash and cash equivalents (Note 2)	$2,772	$96,664

Total Current Assets	2,772	96,664

PROPERTY AND EQUIPMENT (Note 2)

Computer hardware	32,835	26,404
Computer software	5,300	3,601
Fleet vehicles	46,124	-
Furniture and fixtures	43,698	45,235

Total Property and Equipment	127,957	75,240
Less: Accumulated Depreciation	(48,991)	(28,437)

Net Property and Equipment	78,966	46,803

OTHER ASSETS

Software development costs (Note 2)	1,627,335	1,442,601
Lease security deposit	750	750

Total Other Assets	1,628,085	1,443,351

TOTAL ASSETS	$1,709,823	$1,586,818

The accompanying notes are an integral part of these financial statements

PostInk Technology, LP
(A Development Stage Company)
Balance Sheets (Continued)

LIABILITIES AND PARTNERS' CAPITAL

	December 31,
	2007	2006

CURRENT LIABILITIES

Accounts payable and accrued expenses	$47,980	$29,760
Note payable - Related party (Note 4)	33,000	-
Notes payable, current portion (Note 5)	6,864	-

Total Current Liabilities	87,844	29,760

LONG-TERM LIABILITIES

Notes payable, less current portion (Note 5)	32,824	-

Total Long-Term Liabilities	32,824	-

Total Liabilities	120,668	29,760

COMMITMENTS AND CONTINGENCIES (Note 6)

PARTNERS' CAPITAL

Partners' contributions	2,601,628	2,002,607
Deficit accumulated during the development stage	(1,012,473)	(445,549)

Total Partners' Capital	1,589,155	1,557,058

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$1,709,823	$1,586,818

The accompanying notes are an integral part of these financial statements

PostInk Technology, LP
(A Development Stage Company)
Statements of Operations

	For the Years Ended December 31,		Cumulative During Devel-
	2007	2006	opment Stage

REVENUES	$-	$-	$-

OPERATING EXPENSES

Depreciation	20,554	15,725	48,991
Insurance	33,572	25,733	77,371
Office expenses	2,316	1,940	8,247
Professional fees	21,058	13,318	46,462
Rent	28,710	14,448	57,218
Salaries and wages	397,926	158,589	684,813
Travel and entertainment	14,320	5,782	22,995
Utilities	6,170	5,667	16,000
Website hosting	20,023	9,940	31,902
Other general and administrative	22,161	10,645	42,196

Total Operating Expenses	566,810	261,787	1,036,195

(LOSS) BEFORE OTHER INCOME (EXPENSE)	(566,810)	(261,787)	(1,036,195)

OTHER INCOME (EXPENSE)

Interest income	392	6,750	16,427
Other income	-	7,801	7,801
Interest expense	(506)	-	(506)

Total Other Income (Expense)	(114)	14,551	23,722

NET (LOSS)	$(566,924)	$(247,236)	$(1,012,473)

The accompanying notes are an integral part of these financial statements

PostInk Technology, LP
(A Development Stage Company)
Statements of Partners' Capital

	Partners' Contributions	Deficit Accumulated During Development Stage

Balance, January 3, 2005	$-	$-

Founders' retention	414,159	-
Capital contributions	628,041	-
In-kind contributions	338,330	-

Net loss for the period from inception on January 3, 2005 through December 31, 2005	-	(198,313)

Balance, December 31, 2005	1,380,529	(198,313)

Founders' retention	186,623	-
Capital contributions	97,125	-
In-kind contributions	338,330	-

Net loss for the year ended December 31, 2006	-	(247,236)

Balance, December 31, 2006	2,002,607	(445,549)

Founders' retention	179,706	-
Capital contributions	419,315	-
In-kind contributions	-	-

Net loss for the year ended December 31, 2007	-	(566,924)

Balance, December 31, 2007	2,601,628	(1,012,473)

The accompanying notes are an integral part of these financial statements

PostInk Technology, LP
(A Development Stage Company)
Statements of Cash Flows

	For the Years Ended December 31,		Cumulative During Devel-
	2007	2006	opment Stage

CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss)	$(566,924)	$(247,236)	$(1,012,473)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	20,554	15,725	48,991
Change in operating assets and liabilities:
Lease security deposit	-	-	(750)
Accounts payable and accrued expenses	18,220	17,779	47,980

Net Cash Used in Operating Activities	(528,150)	(213,732)	(916,252)

CASH FLOWS FROM INVESTING ACTIVITIES

Software development costs	(184,734)	(303,636)	(660,679)
Purchases of property and equipment	(12,717)	(17,004)	(87,957)

Net Cash Used in Investing Activities	(197,451)	(320,640)	(748,636)

CASH FLOWS FROM FINANCING ACTIVITIES

Payments on notes payable	(312)	-	(312)
Partner contributions	599,021	138,750	1,634,972
Proceeds from convertible note - related	33,000	-	33,000

Net Cash Provided by Financing Activities	631,709	138,750	1,667,660

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(93,892)	(395,622)	2,772

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	96,664	492,286	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,772	$96,664	$2,772

SUPPLEMENTAL DISCLOSURES:

Cash paid for interest	$506	$-	$506
Cash paid for taxes	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:

Purchase of fleet vehicles financed by notes payable	$40,000	$-	$40,000
Contribution of services by partners - capitalized to software development costs	$-	$483,328	$966,656

The accompanying notes are an integral part of these financial statements

PostInk Technology, LP
(A Development Stage Company)
Notes to Financial Statements
December 31, 2007, and 2006

NOTE 1 - NATURE OF ORGANIZATION

PostInk Technology, LP ("the Company") was formed on January 3, 2005 under the laws of the State of Texas. The Limited Partnership limits the risk of loss of the individual limited partners.

The Company operates as a software provider that not only enhances productivity and quality of work, but creates a safer work environment for the public safety community by developing the first real-time, nationwide public safety information sharing network.

NOTE 2 - SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

a.	Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

d.	Income Taxes

The Company has elected to be taxed as a Limited Partnership. Under that election, the income of the Company is taxed at the partner level on their prorata share of the income and expenses. Therefore, no accrual for income taxes has been recorded in the financial statements at December 31, 2007 or 2006.

e.	Property and Equipment

Property and equipment is stated at cost. Expenditures that materially increase useful lives are capitalized, while ordinary maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets, ranging as follows:

Computer hardware	3 years
Computer software	3 years
Fleet vehicles	5 years
Furniture and fixtures	5 to 7 years

PostInk Technology, LP
(A Development Stage Company)
Notes to Financial Statements
December 31, 2007, and 2006

NOTE 2 - SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

e.	Property and Equipment (Continued)

Depreciation expense on property and equipment was $20,554 and $15,725 for the years ended December 31, 2007 and 2006, respectively.

f.	Software Development Costs

The Company capitalizes software development costs in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for Costs of Computer Software to be Sold, Leased or Otherwise Marketed," under which certain software development costs incurred subsequent to the establishment of technological feasibility may be capitalized and amortized over the estimated lives of the related products. The Company determines technological feasibility to be established upon completion of (1) product design, (2) detail program design, (3) consistency between product and program design and (4) review of detail program design to ensure that high risk development issues have been resolved. Upon the general release of the product to customers, development costs for that product are amortized over periods not exceeding three years, based on the estimated economic life of the product. Capitalized software development costs amounted to $1,627,335 and $1,442,601 at December 31, 2007 and 2006, respectively. These costs have not yet been amortized because revenue generating activities have not yet commenced. During the year ended December 31, 2006 and during the period from inception on January 3, 2005 through December 31, 2005, various partners contributed services of $483,328, respectively, which were capitalized to software development costs.

g.	Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities approximate the carrying value based on their effective interest rates compared to current market prices.

NOTE 3 - GOING CONCERN

As shown in the accompanying financial statements, the Company's current liabilities exceed its current assets by $78,663 at December 31, 2007. Additionally, the Company has incurred net operating losses of $616,922 and $247,236 for the years ended December 31, 2007 and 2006, respectively. These factors, as well as the uncertain conditions that the Company faces relative to capital raising activities, create substantial doubt as to the Company's ability to continue as a going concern. The Company is seeking to raise additional capital through public and/or private placement offerings, targeting strategic partners in an effort to generate revenues, and create revenues through strategic acquisitions. The ability of the Company to continue as a going concern is dependent upon the success of capital offerings or alternative financing arrangements and expansion of its operations. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

PostInk Technology, LP
(A Development Stage Company)
Notes to Financial Statements
December 31, 2007, and 2006

NOTE 3 - GOING CONCERN (Continued)

The Company will require additional funding during the next twelve months to finance the growth of its current operations and achieve its strategic objectives. Management is actively pursuing additional sources of financing sufficient to generate enough cash flow to fund its operations through 2008 and 2009. However, management cannot make any assurances that such financing will be secured.

NOTE 4 - RELATED PARTY TRANSACTIONS

Note Payable - Related Party

During December 2007, the Company received $33,000 pursuant to a promissory note from a partner. The amount is due on demand, non-interest bearing and unsecured. Interest will be imputed at a rate of 8% per annum and recorded as a contribution of said partner.

Lease Agreement - Related Party

The Company has lease agreements for office space with both the Company's President and CEO. See Note 6 for details.

NOTE 5 - NOTES PAYABLE

Notes payable as of December 31, 2007 and 2006 consisted of the following:

	December 31,
	2007	2006
Notes payable to a financing company, interest at 8.25% per annum, payable in monthly installments of $818, matures in October 2012, secured by two vehicles.	$39,688	$-

Less: current portion	(6,864)	-

Long-term portion of notes payable	$32,824	$-

Future principal payments on long-term debt:

For the Years Ending December 31,

2008	$6,864
2009	7,453
2010	8,091
2011	8,785
2012	8,495
2013 and thereafter	-

Total	$39,688

PostInk Technology, LP
(A Development Stage Company)
Notes to Financial Statements
December 31, 2007, and 2006

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Property Leases

On August 1, 2006 the Company entered into a lease agreement for its corporate office located in Canyon Lake, Texas. The term of the lease is for three (3) years with an option to extend the lease for an additional two (2) years. The monthly lease payment is $1,200.

The future minimum lease payments are as follows:

For the Years Ending December 31,

2008	$14,400
2009	9,600
2010 and thereafter	-

Total future minimum lease payments	$24,000

The Company recorded an expense of $28,710 and $14,448 for the years ended December 31, 2007 and 2006, respectively, related to this property lease and another property lease that ended during December 2007.

NOTE 7 - SUBSEQUENT EVENTS

Employment Agreements

Chief Executive Officer (CEO)

Effective January 1, 2008, the Company entered into an employment agreement with a partner of the Company to be its Chief Executive Officer (CEO). Effective June 16, 2007, the employee's base salary is $120,000 per annum. Staring April 1, 2008, the employee's base salary shall be not less than $160,000 per annum.

Pursuant to the Company's Stock and Long-Term Incentive Plan, the Company shall also grant the employee a nonqualified stock option to purchase up to 500,000 shares of the Company's common stock upon completion of an anticipated "Initial Public Offering." The exercise price of such option shall be $0.10 or the closing price of the Company's common stock, less 15%, on the date of the option exercise, whichever is less, subject to certain criteria.

Pursuant to the Company's Stock and Long-Term Incentive Plan, the Company shall also grant the employee 200,000 shares of the Company's common stock upon completion of an anticipated "Initial Public Offering," subject to certain criteria.

PostInk Technology, LP
(A Development Stage Company)
Notes to Financial Statements
December 31, 2007, and 2006

NOTE 7 - SUBSEQUENT EVENTS (Continued)

Employment Agreements (Continued)

Chief Executive Officer (CEO) (Continued)

The employee is also entitled to a 100% match of the employee's semi-monthly contribution to the Company's 401K program or comparable personal retirement program, effective immediately upon the 4th anniversary of the employment agreement. The Company will also purchase and maintain at its expense term life insurance on the life of the employee in the face amount of $350,000 payable to the beneficiary or beneficiaries designated by the employee, contingent upon the employee's insurability at no more than 150% of standard risk costs from a high quality insurance carrier.

The employee has agreed to forego the salary increase and obligation of Company's 401K matching, as noted above, until such time that the Company is profitable or sufficient funding is raised to sustain company as a viable ongoing concern.

President

Effective January 1, 2008, the Company entered into an employment agreement with a partner of the Company to be its President, continuing until January 1, 2015. Effective June 16, 2007, the employee's base salary is $70,000 per annum. Starting April 1, 2008, the employee's base salary shall be not less than $95,000 per annum. Starting January 1, 2009, the employee's base salary shall not be less than $115,000 per annum. Starting April 1, 2010, the employee's base salary shall be not less than $130,000 per annum.

Pursuant to the Company's Stock and Long-Term Incentive Plan, the Company shall also grant the employee a nonqualified stock option to purchase up to 300,000 shares of the Company's common stock upon completion of an anticipated "Initial Public Offering." The exercise price of such option shall be $0.10 or the closing price of the Company's common stock, less 15%, on the date of the option exercise, whichever is less, subject to certain criteria.

Pursuant to the Company's Stock and Long-Term Incentive Plan, the Company shall also grant the employee 175,000 shares of the Company's common stock upon completion of an anticipated "Initial Public Offering," subject to certain criteria.

The employee is also entitled to a 100% match of the employee's semi-monthly contribution to the Company's 401K program or comparable personal retirement program, effective immediately upon the 4th anniversary of the employment agreement. The Company will also purchase and maintain at its expense term life insurance on the life of the employee in the face amount of $350,000 payable to the beneficiary or beneficiaries designated by the employee, contingent upon the employee's insurability at no more than 150% of standard risk costs from a high quality insurance carrier.

The employee has agreed to forego the salary increase and obligation of Company's 401K matching, as noted above, until such time that the Company is profitable or sufficient funding is raised to sustain company as a viable ongoing concern.

Pro Forma Financial Information:
COPsync, Inc.
Pro Forma Condensed
Consolidated Balance Sheets
As of December 31, 2007
(Unaudited)

	Global Advance Corp.	PostInk Technology, LP	Adjustments		Pro Forma
ASSETS:
Cash and cash equivalents	$-	$2,772	$-		$2,772
Property and equipment, net	-	78,966	-		78,966
Other Assets:
Software development costs	-	1,627,335	-		1,627,335
Patent Pending	15,560	-	-		15,560
Lease security deposit-	-	750	-		750
TOTAL ASSETS	$15,560	$1,709,823	$-		$1,725,383

LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES:
Accounts payable and accrued liabilities	$10,035	$47,980	$-		$58,015
Note payable - Related party	-	33,000	-		33,000
Notes payable	-	39,688	-		39,688
Total Liabilities	10,035	120,668			130,703

STOCKHOLDERS' EQUITY:
Preferred Stock	-	-	10	(1)	10
Common Stock	302	-	2,500	(1)	2,802
Additional paid-in capital	68,648	-	2,535,693	(1)	2,604,341
Partners' contributions	-	2,601,628	(2,601,628)	(2)	-
(Deficit) accumulated during the development stage	(63,425)	(1,012,473)	63,425	(2)	(1,012,473)
Total Stockholders' Equity	5,525	1,589,155			1,594,670
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,560	$1,709,823	$-		$1,725,373

COPsync, Inc.
Pro Forma Condensed
Consolidated Statements of Operations
For the Year Ended December 31, 2007
(Unaudited)

	Global Advance Corp.	PostInk Technology, LP	Adjustments		Pro Forma
REVENUES	$-	$-	$-		$-
EXPENSES:
Depreciation	-	20,554	-		20,554
Insurance	-	33,572	-		33,572
Office expenses	-	2,316	-		2,316
Professional fees	47,666	21,058	-		68,724
Rent	-	28,710	-		28,710
Salaries and wages	-	397,926	-		397,926
Travel and entertainment	-	14,320	-		14,320
Utilities	-	6,170	-		6,170
Website hosting	-	20,023	-		20,023
Other general and administrative	9,771	22,161	-		31,932
Total operating expenses	57,437	566,810			624,247
(LOSS) FROM OPERATIONS	(57,437)	(566,810)			(624,247)
OTHER INCOME (EXPENSE):	-	(114)	-		(114)
PROVISION FOR INCOME TAXES	-	-	-		-
NET (LOSS)	$(57,437)	$(566,924)	$-		$(624,361)

BASIC AND DILUTED (LOSS) PER SHARE	$(0.02)	$-			$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING	2,518,151	-	25,000,005	(1)	27,518,156

COPsync, Inc.
Notes to Pro Forma Condensed
Financial Statements
(Unaudited)

Note (A) The pro forma adjustments to the condensed balance sheet and statements of operations as of December 31, 2007, and for the year then ended are as follows:

(1) Reflects the issuance of the 25,000,005 shares of the Company's common stock, and 100,000 shares of the Company's Series A preferred stock in exchange for 100% of the partner's capital of PostInk Technology, LP.

(2) Reflects the allocation the equity for the merger transaction.